UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 21, 2004

                            NOVA COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)




          NEVADA                        333-82608                 95-4756822
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)




370 AMAPOLA AVE. # 202, TORRANCE, CALIFORNIA                      90501
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(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 642-0200


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

     ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     The Board of Directors approved a 1 for 100 reverse stock split. On September 21, 2004, the company filed a Certificate of Change with the Nevada Secretary of State pursuant to the Nevada Business Corporation Act reflecting the reverse stock split. In addition to the reverse stock split, the Certificate of Change also reduced the company's authorized capital stock to 5,000,000 shares of common stock and 100,000 shares of preferred stock.

     On September 28, 2004, the company notified the NASDAQ of the proposed reverse split as required by the 10-day notice provisions of Rule 10b-17 under the Securities Exchange Act of 1934. The reverse stock split will be effective for shareholders of record as of October 8, 2004.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01 EXHIBITS

     EXHIBIT NO. DESCRIPTION

     3.01 Certificate of Change dated September 21, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Nova Communications Ltd.

                                                     By: /s/ Kenneth D. Owen
                                                           President
Dated: October 4, 2004.